S  E  L  I  G  M  A  N
-----------------------------------------------


                                 Communications             [GRAPHIC OMITTED]
                                And Information
                                     Fund, Inc.





                                                               Annual Report
                                                             December 31, 2001

                                                           ----------x----------

                                                           SEEKING CAPITAL GAIN
                                                               BY INVESTING
                                                               IN COMPANIES
                                                             OPERATING IN THE
                                                              COMMUNICATIONS,
                                                             INFORMATION, AND
                                                            RELATED INDUSTRIES



                                                           [GRAPHIC OMITTED]

                                                          J. & W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]   TIMES CHANGE...

                    Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

                    In the late 19th century, as the country grew, Seligman
                    helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as
                    America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel
JAMES, JESSE, AND   industries.
JOSEPH SELIGMAN,
1879                With the formation of Tri-Continental Corporation in 1929 --
                    today, the nation's largest diversified publicly-traded
closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


....VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


  TABLE OF CONTENTS
  To the Shareholders                                    1
  Interview With Your Portfolio Manager                  2
  Federal Tax Status of 2001 Gain Distributions
    for Taxable Accounts                                 5
  Performance Overview                                   6
  Portfolio Overview                                     8
  Portfolio of Investments                              10
  Statement of Assets and Liabilities                   12

  Statement of Operations                               13
  Statements of Changes in Net Assets                   14
  Notes to Financial Statements                         15
  Financial Highlights                                  21
  Report of Independent Auditors AND For More
    Information                                         23
  Directors and Officers of the Fund                    24
  Glossary of Financial Terms                           28

TO THE SHAREHOLDERS


For the fiscal year ended December 31, 2001, Seligman Communications and Information Fund posted a total return of 3.58% based on the net asset value of Class A shares. This return was remarkable given the difficult investment environment that the Fund operated in during this time. Within this period, the JPMorgan H&Q Technology Index, which measures the performance of the public technology market, lost 31.36%, and the Lipper Science & Technology Funds Average, which measures the performance of the Fund's peers, lost 37.96%.

While Seligman Communications and Information Fund delivered exceptional relative performance, 2001 was a challenging and disappointing year for most equity investors. The US economy slowed dramatically, and in the third quarter of 2001, gross domestic product (GDP) growth entered negative territory. In November, the National Bureau of Economic Research (NBER) declared that, by its measurements, the economy had entered a recession in March 2001. This marked the end of 10 years of economic expansion -- the longest on record.

The US Federal Reserve Board responded to the slowdown with a series of interest rate cuts, beginning with a surprise 50-basis-point cut on January 3. The Fed continued to cut rates aggressively throughout the year, including a 50-basis-point cut on September 17 -- the first trading day following the terrorist attacks. Markets bottomed on September 21 and have since staged a rally, underscoring the resiliency of the US financial markets.

We believe that the fourth-quarter stock market rally -- which benefited technology stocks disproportionately -- is the beginning of a longer-term trend, and that stocks are poised to deliver stronger returns in 2002. While markets are likely to be volatile over the short term, there are fundamental positive factors setting the stage for a broad recovery. The Fed has cut its key federal funds target rate from 6.50% at the beginning of the year to 1.75% at year-end -- an extraordinary cut of more than 70%. In addition, Congress has approved a significant tax cut, energy prices have declined, home prices have remained remarkably stable, and consumer confidence remains strong.

While we expect continued uncertainty, we are optimistic that the USeconomy will both adapt to any challenges that lie ahead and resume economic expansion. As the recovery takes hold, we believe that the types of technology companies in which the Fund invests will benefit from increased spending by businesses and consumers.

We continue to encourage shareholders to work closely with their financial advisors. Maintaining a long-term strategy implemented by a professional can take much of the emotion out of investing. As some investors learned during the heavy selling that followed the reopening of the financial markets on September 17, short-term financial decisions based upon emotion can negatively impact an otherwise sound investment strategy.

Thank you for your continued confidence in Seligman Communications and Information Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,




/s/ William C. Morris
William C. Morris
Chairman



                                        /s/ Brian T. Zino
                                        Brian T. Zino
                                        President


February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK


Q: HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001?

A: For the fiscal year ended December 31, 2001, Seligman Communications and Information Fund posted a total return of 3.58% based on the net asset value of Class A shares. During the same time, the JPMorgan H&Q Technology Index, which measures the performance of the technology market, returned -31.36%, and the Lipper Science & Technology Funds Average, which measures the performance of the Fund's peers, returned -37.96%. The broad stock market, as measured by the Standard & Poor's Composite Stock Index (S&P
     500), returned -11.88%.

Q: WHAT ALLOWED THE FUND TO OUTPERFORM THE BROAD TECHNOLOGY MARKET AND ITS LIPPER PEER GROUP BY SUCH A WIDE MARGIN?

A: The primary reason the Fund outperformed the broad technology market and its peers was strict adherence to its investment philosophy, which requires a strong focus on valuations. In the late 1990s and early 2000, we knew that stock prices could not rise infinitely higher if investment fundamentals didn't support these prices. Our greater sensitivity to valuations and fundamentals kept us away not only from the most speculative stocks, but also from the most expensive. Instead, we have been more defensive -- purchasing lower-priced stocks, and emphasizing dependable businesses with recurring and predictable revenues. Our investment approach had also led us to overweight midcap stocks, which outperformed larger-cap stocks during this time.

     Adherence to this philosophy requires a large and experienced in-house investment team, relying heavily on first-hand research. The team seeks to know as much about each subsector of technology and individual companies as do industry executives and company managements. In fact, we maintain offices in widely recognized centers of the technology industry -- New York City and Palo Alto, California -- in order to have proximity to and contact with the leaders in this industry.

Q:   WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE IN 2001?

A: 2001 was a difficult year for the stock market in general, but the technology sector was particularly hard hit. Many areas of technology, including semiconductors, personal computers, cell phones, and telecom equipment, experienced negative unit and revenue growth rates during the year. The terrorist attacks on September 11 may have postponed the sector's recovery. The environment was indeed challenging, and finding attractive opportunities was extraordinarily difficult. While 2001 was a difficult year, we believe the portfolio is now well positioned for an eventual upturn in the sector as a result of the select buying opportunities we found last year.

Q:   HOW DID YOU MANAGE THE FUND IN THE WAKE OF THE TERRORIST ATTACKS?

A: At the time of the attacks, the Fund had a large cash position of about 11%. When markets reopened on September 17, we waited on the sidelines. As stocks fell dramatically through September, we began putting some of the Fund's cash to work. By early October, about the time of the beginning of air strikes on Afghanistan, the Fund's cash position had fallen to about 4%. By early December, the rally was pronounced and stocks had risen dramatically from their lows within a relatively short time; we then decided to increase the Fund's cash position. By year-end the Fund's cash stood at about 7%. The Fund's relatively large amount of cash in September allowed the Fund to increase its exposure to select technology companies at favorable prices.



A TEAM APPROACH
Seligman Communications and Information Fund is managed by the Seligman Technology Team, led by Paul H. Wick. Mr. Wick is assisted in the management of the Fund by a team of seasoned research professionals who visit the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed. Team members include Christopher Boova, Storm Boswick, Melissa Breakstone, Gregory Cote, Eli Davidoff, Ajay Diwan, Frank Fay, Claudia Francois, Thomas Hirschfeld, James Nguyen, Richard Parower, Sangeeth Peruri, Patrick Renda, Lawrence Rosso, Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK


Q:   HOW DID THE TERRORIST ATTACKS AFFECT THE TECHNOLOGY SECTOR AND THE FUND?

A: The terrorist attacks were very disruptive to third-quarter earnings, and many technology companies missed quarterly targets. Software companies were particularly affected because sales forces for these companies were unable to travel in the weeks immediately following the attacks. This meant that sales were lost, or postponed, and this negatively impacted quarterly numbers for these companies. Fortunately, the software companies in the Fund's portfolio were affected by this to a lesser degree. The disruption to technology companies was mostly limited to the suspension of business in September, and the attacks do not change our long-term outlook for the technology industry.

Q: WHAT SECTOR ALLOCATION DECISIONS BENEFITED THE FUND'S PERFORMANCE DURING THIS TIME?

A: The Fund's holdings in software companies performed well. Companies continued to upgrade existing software and make new software purchases. Security software performed well all year, but delivered particularly strong performance following the terrorist attacks as these stocks received a psychological boost. However, industry fundamentals were unchanged. Companies had already been spending large amounts of money on security software because of numerous, well-publicized e-mail viruses that had hit corporations around the world in 2001.

     Electronic design automation stocks also delivered strong performances. In spite of the downturn in chips and electronics, electronics companies continued to invest in research and development because of the increasing complexity of their products. Even as these companies reduced expenditures and cut back expansion plans because of the ongoing glut in capacity, they have retained engineers and have provided them with the tools they need to do their jobs.

     The Fund's holdings in computer hardware performed well, even though the sector did not do well as a whole. Within this sector, the Fund's focus on printer companies, which have relatively predictable revenues, allowed the Fund to benefit from its exposure to this sector.

     Our decision to increase the Fund's weighting in information technology services, such as payment processing, consulting, and outsourcing, benefited overall performance. These companies tend to remain somewhat insulated from economic downturns because of recurring, steady revenues.

     The Fund benefited from its underweightings in semiconductors and electronic capital equipment, personal computers, and networking and telecom equipment. We believe these industries will continue to struggle for some time as a result of high inventories, the slowdown in capital spending, and market saturation issues.

Q:   WHAT SECTOR ALLOCATION DECISIONS DETRACTED FROM THE FUND'S PERFORMANCE?

A: Telecommunication services was a poor-performing sector for the Fund. We do not see any signs of recovery for this sector and have lowered the Fund's exposure here. Media was another sector that hurt the Fund's overall returns. Advertising revenues fell throughout the year, but declined sharply after September 11. However, we are optimistic about the prospects for a rebound in advertising in 2002, and thus remain enthusiastic about the Fund's media holdings.

Q:   WHAT INDIVIDUAL HOLDINGS BENEFITED THE FUND'S PERFORMANCE?

A: Symantec, the largest security software company in the world, made the largest positive impact on the portfolio's performance. Over the past few years, individuals and businesses have become increasingly vigilant about gaining protection from viruses and hackers. The events of September 11, as well as some well-publicized computer virus outbreaks throughout the year, accelerated this trend.

     Accenture and Convergys, both in information technology services, delivered strong performances for the Fund. Accenture provides consulting services under long-term contracts to large, established companies. Their revenue tends to be predictable even when economic conditions are deteriorating. Convergys provides billing services for telephone and cable television companies. Again, this is a fairly predictable business with recurring revenues.

Q:   WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?

A: Advanced Micro Devices (AMD), which produces flash memory and microprocessors, was the biggest detractor from the Fund's overall performance. AMD suffered from the general downturn in the PC and cell phone markets. However, we believe this is a well-run

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK


     company with strong long-term fundamentals, and the portfolio still holds the stock.

     CSG, which provides billing software and services for the cable television industry, suffered as the industry experienced high levels of uncertainty because of some high-profile potential mergers and acquisitions whose outcomes remained unclear. Again, however, we like the stock for the long term and the portfolio continues to hold it.

     Other poor performers included companies adversely affected by the sharp slowdown in the semiconductor industry. Holdings in this category included Amkor, the world's largest packaging and testing company of semiconductors, and Cognex, Teradyne, and Novellus, which are semiconductor capital equipment suppliers.

Q:   WHAT IS YOUR OUTLOOK?

A: We have just weathered a very difficult period for the technology industry, and we believe recovery will be slow. The industry still faces issues of saturation and excess capacity in areas such as bandwidth, personal computers, and cell phones. We experienced a sharp increase in technology stock prices during the fourth quarter of 2001, and we believe that many valuations represent hopes for a sharp and quick recovery. However, recovery is likely to be muted and to take place gradually over the coming year.

     Ultimately, however, we expect the economy to show its resilience, and believe that consumer confidence and demand will gradually return, aided by the significant monetary stimulus that is now in the system. In the meantime, we remain focused on maintaining strict adherence to our investment philosophy, which has served us well during this difficult period.


SECURITIES THAT HAD THE GREATEST IMPACT ON NET ASSET VALUE (NAV)
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001


TOP CONTRIBUTORS                          TOP DETRACTORS

                              IMPACT                                        IMPACT
SECURITY                      ON NAV      SECURITY                          ON NAV
--------                     --------     --------                         --------

Symantec ................    $   0.53     Advanced Micro Devices ......    $   0.35
Synopsys ................        0.20     CSG Systems International ...        0.26
Accenture (Class A) .....        0.16     Amkor Technology ............        0.24
Convergys ...............        0.11     Lattice Semiconductor .......        0.17
Polycom .................        0.11     Rational Software ...........        0.16
Cadence Design Systems ..        0.08     Novellus Systems ............        0.16
Intel ...................        0.07     Peregrine Systems ...........        0.15
Fairchild Semiconductor .                 Cognex ......................        0.14
  International (Class A)        0.06     Electronics For Imaging .....        0.13
Amphenol (Class A) ......        0.06     Teradyne ....................        0.13
Celestica ...............        0.06                                      --------
                             --------     Total .......................    $   1.92
Total ...................    $   1.42                                      ========
                             ========

FEDERAL TAX STATUS OF 2001
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS










A long-term capital gain distribution of $0.555 per share from the balance of taxable net gains realized from November 1, 2000, to December 31, 2000, was paid on October 19, 2001, to Class A, B, C, and D shareholders.

The long-term gain distributions are designated a "capital gain dividend" for federal income tax purposes and are taxable to shareholders in 2001 as long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which capital gain distributions were received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was reinvested in shares, the per share cost basis for federal income tax purposes is $21.99 for Class A shares, $19.57 for Class B shares, $19.56 for Class C shares, and $19.55 for Class D shares.

A 2001 year-end statement of account activity and a 2001 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2001. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2001

                                                                                    AVERAGE ANNUAL
                                                           ------------------------------------------------------------------
                                    CLASS I                                                   CLASS B     CLASS C    CLASS D
                                     SINCE                                                     SINCE       SINCE      SINCE
                                   INCEPTION     SIX         ONE        FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                   11/30/01*   MONTHS*      YEAR        YEARS      YEARS      4/22/96     5/27/99    5/3/93
                                   ------------------------------------------------------------------------------------------

CLASS A**
With Sales Charge                    n/a       (11.88)%     (1.34)%    12.12%     19.82%       n/a          n/a        n/a
Without Sales Charge                 n/a        (7.50)       3.58      13.22      20.41        n/a          n/a        n/a
CLASS B**
With CDSC+                           n/a       (12.32)      (2.21)     12.10       n/a        12.59%        n/a        n/a
Without CDSC                         n/a        (7.84)       2.79      12.36       n/a        12.69         n/a        n/a
CLASS C**
With Sales Charge and CDSC           n/a        (9.66)       0.77       n/a        n/a          n/a        2.62%       n/a
Without Sales Charge and CDSC        n/a        (7.84)       2.79       n/a        n/a          n/a        3.03        n/a
CLASS D**
With 1% CDSC                         n/a        (8.74)       1.79       n/a        n/a          n/a          n/a       n/a
Without CDSC                         n/a        (7.84)       2.79      12.36       n/a          n/a          n/a      20.72%
CLASS I**                            4.67%       n/a         n/a        n/a        n/a          n/a          n/a       n/a
JPMORGAN
  H&Q TECHNOLOGY INDEX***            1.54      (11.71)     (31.36)     12.39      18.54       13.75       (5.71)      19.67
LIPPER SCIENCE &TECHNOLOGY
  FUNDS AVERAGE***                   1.00      (16.86)     (37.96)     11.45      17.53        9.61++     (6.92)      16.36+++
S&P500***                            0.88       (5.56)     (11.88)     10.70      12.94       12.24       (2.95)      13.74


NET ASSET VALUE                                                                     CAPITAL GAIN (LOSS) INFORMATION
                 DECEMBER 31, 2001  JUNE 30, 2001   DECEMBER 31, 2000               FOR THE YEAR ENDED DECEMBER 31, 2001
               ---------------------------------- --------------------
CLASS A               $25.56            $28.33           $25.30                     PAID                   $0.555
CLASS B                22.71             25.34            22.72                     REALIZED               (3.187)
CLASS C                22.70             25.33            22.71                     UNREALIZED              0.3290
CLASS D                22.69             25.32            22.70
CLASS I                25.56              n/a              n/a

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

---------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
 *** The JPMorgan H&Q Technology Index, Standard & Poor's 500 Composite Stock
     Index (S&P 500), and the Lipper Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Science & Technology Funds Average does not reflect any taxes or sales charges and the S&P 500 and the JPMorgan H&Q Technology Index do not reflect any taxes, fees or sales charges. The JPMorgan H&Q Technology Index measures the performance of US technology stocks. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Science & Technology Funds Average measures the performance of mutual funds with objectives similar to the Fund. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception. ++ From April 25, 1996.
 +++ From May 6, 1993.
   0 Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2001.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares for the 10-year period ended December 31, 2001, to a $10,000 investment made in the Lipper Science &Technology Funds Average (Lipper Science &Technology Average), the JPMorgan Hambrecht and Quist Technology Stock Index (JPMorgan H&Q Technology Index) and the Standard &Poor's 500 Composite Stock Index (S&P 500) for the same period. The results for Seligman Communications and Information Fund Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman Communications and Information Fund Class B, Class C, Class D, and Class I shares are not shown in this chart but are included in the table on page 6. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lipper Science &Technology Average, the JPMorgan H&Q Technology Index and the S&P500 exclude the effect of taxes, fees and/or sales charges.


        [The table below represents a line chart in the printed report.]


C and I Line Chart Plot Points

DATE                  WITH LOAD   WITHOUT LOAD    LIPPER          S&P           H&Q
----------------------------------------------------------------------------------------------
12/31/91                9523         10000         10000         10000         10000
                        9835         10328         10134          9747         10555
                        8840          9283          9366          9932          9514
                        8872          9317          9681         10245          9977
12/31/92               11171         11731         11405         10760         11811
                       11326         11893         11625         11231         12535
                       12743         13381         12684         11286         12841
                       14713         15451         13968         11577         13101
12/31/93               15005         15852         14369         11845         13811
                       15758         16548         14433         11396         14307
                       14544         15273         13387         11444         13075
                       18872         19818         15553         12004         14895
12/31/94               20424         21448         16525         12002         16526
                       23296         24464         17828         13170         18491
                       30231         31746         21623         14428         23049
                       34220         35935         24752         15575         26033
12/31/95               29285         30753         23719         16513         24638
                       27713         29102         24150         17400         25099
                       27753         29144         26016         18181         26868
                       29458         30934         27929         18743         28504
12/31/96               32780         34423         29241         20306         30551
                       31930         33530         26310         20850         29106
                       37423         39299         31219         24491         35017
                       46723         49065         37076         26325         42424
12/31/97               40302         42323         32783         27081         35738
                       45537         47820         38547         30859         43271
                       44584         46819         40009         31877         44292
                       37199         39064         35575         28705         39354
12/31/98               53975         56680         50272         34819         55536
                       53852         56551         59169         36553         60462
                       62423         65552         67386         39131         71587
                       65110         68374         72565         36685         75653
12/31/99               94195         98917        118304         42144        123799
                      109127        114597        141539         43109        139633
                       97744        102643        127877         41962        125181
                       82819         86971        126414         41555        122890
12/31/00               58876         61827         81046         38305         79829
                       54338         57062         53396         33762         55753
                       65927         69232         60479         35737         62064
                       45518         47800         36974         30491         40497
12/31/01               60982         64039         50280         33751         54800


   Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   The performances of Class B, Class C, Class D, and Class I shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW


DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001

                                                                                                  PERCENT OF NET ASSETS
                                                                                                       DECEMBER 31,
                                                                                                  ---------------------
                                          ISSUES            COST                 VALUE              2001        2000
                                          -----------------------------------------------------------------------------
STOCKS AND CONVERTIBLE ISSUES:
Application Software ...............        12        $1,109,997,748        $1,263,082,625          20.0        13.9
Capital Goods ......................        --                  --                    --            --           1.2
Chemicals ..........................        --                  --                    --            --           0.5
Commercial Services and Supplies ...         2            99,039,348           112,777,500           1.8         5.5
Communications Equipment ...........         3           139,556,782           134,026,500           2.1         6.7
Computers and Peripherals ..........         4           628,637,357           588,417,000           9.3         4.0
Electronic Equipment and Instruments         6           399,248,485           405,038,000           6.4        10.7
Internet Software and Services .....         1           112,551,126           129,658,750           2.1         1.4
IT Consulting and Services .........        10         1,121,780,721         1,246,324,660          19.7         2.9
Leisure Equipment and Products .....         1            82,724,544            72,637,500           1.2        --
Media ..............................         6           580,107,638           532,174,300           8.4         7.5
Semiconductor Equipment and Products         6           329,719,516           324,556,420           5.1        14.9
Semiconductors .....................         7           299,457,133           292,581,258           4.6        21.5
Systems Software ...................         4           598,222,128           576,637,900           9.1         2.4
Telecommunication Services .........         4           181,629,866           142,466,000           2.3         0.3
                                           ---        --------------        --------------         -----        ----
                                            66         5,682,672,392         5,820,378,413          92.1        93.4
VENTURE CAPITAL INVESTMENTS                 85            94,023,064            42,143,312           0.6         2.1

SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES              6           459,890,136           459,890,136           7.3         4.5
                                           ---        --------------        --------------         -----       -----
NET ASSETS                                 157        $6,236,585,592        $6,322,411,861         100.0       100.0
                                           ===        ==============        ==============         =====       =====


LARGEST INDUSTRIES
DECEMBER 31, 2001


     Percent of
     Net Assets
     ----------

        20          $1,263,082,625

        19.7                          $1,246,324,660

         9.3                                            $588,417,000

         9.1                                                            $576,637,900

         8.4                                                                            $532,174,300

                    APPLICATION       IT CONSULTING      COMPUTERS      SYSTEMS         MEDIA
                     SOFTWARE         AND SERVICES          AND         SOFTWARE
                                                        PERIPHERALS

PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                        TEN LARGEST SALES
---------------------------------            -----------------------
Amdocs                                       Microchip Technology**
Electronic Data Systems*                     Integrated Device Technology**
Comcast (Class A)*                           Analog Devices**
Check Point Software Technologies            Lattice Semiconductor
Convergys                                    Polycom**
THQ*                                         Sanmina-SCI
Synopsys                                     Novellus Systems**
Comverse Technology*                         Symantec
Clear Channel Communications                 Lam Research**
Peregrine Systems                            Vishay Intertechnology**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

---------------
 * Position added during the period.
** Position eliminated during the period.




LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001

SECURITY                                  VALUE                SECURITY                                    VALUE
------------                        -------------------        ------------                        -------------------
Microsoft .....................        $336,575,400            Autodesk ........................        $208,656,000
Symantec ......................         325,090,500            Amdocs ..........................         203,820,000
Synopsys ......................         324,912,500            CSG Systems International .......         202,275,000
Lexmark International (Class A)         324,500,000            Computer Associates International         189,695,000
SunGard Data Systems ..........         260,370,000            Clear Channel Communications ....         178,185,000

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


                                    SHARES           VALUE
                                 ------------  -----------------
COMMON STOCKS  91.9%
APPLICATION
   SOFTWARE  20.0%
Autodesk0                          5,600,000    $  208,656,000
Avant!*0                           2,000,000        40,990,000
Cadence Design Systems*            6,000,000       131,520,000
Edwards (J.D.)                     2,000,000        32,990,000
Mercury Interactive*               1,800,000        61,173,000
MSC Software*                        500,000         7,800,000
Parametric Technology*             3,000,000        23,445,000
Peregrine Systems*                 5,000,000        74,125,000
Rational Software*                 1,000,000        19,505,000
Symantec*0                         4,900,000       325,090,500
Synopsys*0                         5,500,000       324,912,500
Verisity*                            675,000        12,875,625
                                                 -------------
                                                 1,263,082,625
                                                 -------------
COMMERCIAL SERVICES
   AND SUPPLIES  1.8%
Career Education*                  1,500,000        51,435,000
Corinthian Colleges*0              1,500,000        61,342,500
                                                 -------------
                                                   112,777,500
                                                 -------------
COMMUNICATIONS
   EQUIPMENT  2.1%
Cisco Systems*                     3,300,000        59,779,500
Comverse Technology                3,000,000        67,065,000
Scientific-Atlanta                   300,000         7,182,000
                                                 -------------
                                                   134,026,500
                                                 -------------
COMPUTERS AND
   PERIPHERALS  9.3%
American Power Conversion*         5,000,000        72,425,000
Avocent*0                          3,000,000        72,825,000
Electronics For Imaging*0          5,300,000       118,667,000
Lexmark International
   (Class A)*                      5,500,000       324,500,000
                                                 -------------
                                                   588,417,000
                                                 -------------
ELECTRONIC EQUIPMENT
   AND INSTRUMENTS  6.3%
Amphenol (Class A)*                1,450,000        69,672,500
Arrow Electronics*                 2,500,000        74,750,000
Orbotech*0 (Israel)                3,000,000        92,745,000
Sanmina-SCI*                       6,400,000       127,328,000
Veeco Instruments*0                1,000,000        36,055,000
                                                 -------------
                                                   400,550,500
                                                 -------------
INTERNET SOFTWARE
   AND SERVICES  2.1%
Check Point Software
   Technologies* (Israel)          3,250,000       129,658,750
                                                 -------------

                                    SHARES           VALUE
                                 ------------  ------------------
IT CONSULTING AND
   SERVICES  19.7%
Accenture (Class A)*               2,859,200    $   76,969,660
Amdocs*                            6,000,000       203,820,000
Computer Sciences*                 1,000,000        48,980,000
Convergys*                         4,000,000       149,960,000
CSG Systems International*0        5,000,000       202,275,000
Electronic Data Systems*           2,250,000       154,237,500
Frontline Capital Group
   (Warrants)                         15,868               --
KPMG Consulting*                   2,000,000        33,250,000
Sabre Holdings*                    2,750,000       116,462,500
SunGard Data Systems*              9,000,000       260,370,000
                                                 -------------
                                                 1,246,324,660
                                                 -------------
LEISURE EQUIPMENT
   AND PRODUCTS  1.2%
THQ*0                              1,500,000        72,637,500
                                                 -------------
MEDIA  8.3%
Charter Communications
   (Class A)*                      2,000,000        32,870,000
Clear Channel
   Communications*                 3,500,000       178,185,000
Comcast (Class A)*                 3,500,000       126,017,500
EchoStar Communications
   (Class A)*                      3,500,000        96,127,500
Lamar Advertising (Class A)*       2,200,000        93,038,000
                                                 -------------
                                                   526,238,000
                                                 -------------
SEMICONDUCTOR
   EQUIPMENT AND
   PRODUCTS  5.1%
Amkor Technology*0                10,000,000       159,500,000
ASE Test* (Taiwan)                 1,500,000        20,790,000
ASM International*
   (Netherlands)                   1,000,000        19,505,000
Credence Systems*0                 1,500,000        27,862,500
Electro Scientific Industries*0    2,174,000        65,393,920
FEI*                               1,000,000        31,505,000
                                                 -------------
                                                   324,556,420
                                                 -------------
SEMICONDUCTORS  4.6%
Advanced Mirco Devices*            2,400,000        38,064,000
Fairchild Semiconductor
   International (Class A)*        3,500,000        98,700,000
Integrated Circuit Systems*        1,750,000        39,541,250
Lattice Semiconductor*0            3,500,000        71,977,500
Marvell Technology Group*            300,000        10,747,500
Microtune*                           816,500        19,151,008
United Microelectronics
   (ADRs)*0 (Taiwan)               1,500,000        14,400,000
                                                 -------------
                                                   292,581,258
                                                 -------------

---------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


                               SHARES OR
                               PRIN. AMT.            VALUE
                              ------------       -------------------
SYSTEMS SOFTWARE  9.1%
BMC Software*                   1,000,000 shs.    $   16,370,000
Citrix Systems*                 1,500,000             33,997,500
Computer Associates
   International                5,500,000            189,695,000
Microsoft*                      5,080,000            336,575,400
                                                  --------------
                                                     576,637,900
                                                  --------------
TELECOMMUNICATION
   SERVICES  2.3%
Crown Castle International*     3,000,000             32,040,000
SBC Communications                600,000             23,502,000
Sprint PCS Group*               2,200,000             53,702,000
Verizon Communications            700,000             33,222,000
                                                  --------------
                                                     142,466,000
                                                  --------------
TOTAL COMMON STOCKS
  (Cost $5,671,933,322)                            5,809,954,613
                                                  --------------
VENTURE CAPITAL
  INVESTMENTS#  0.6%
  (Cost $94,023,064)                                  42,143,312
                                                  --------------
CONVERTIBLE
  PREFERRED STOCKS  0.1%
MEDIA 0.1%
Equity Securities Trust I
   (Cost $4,809,070)              133,400              5,936,300
                                                  --------------
CONVERTIBLE BONDS  0.1%
ELECTRONIC EQUIPMENT
  AND INSTRUMENTS  0.1%
Integrated Process
   Equipment
   (Cost $5,930,000)         $ 10,000,000              4,487,500
                                                  --------------
SHORT-TERM HOLDINGS 7.6%
FIXED TIME DEPOSITS 7.4%
Bank of America,
   Grand Cayman,
   1.5%, 1/2/2002             100,000,000            100,000,000
Bank of Montreal,
   Grand Cayman,
   1.938%, 1/2/2002           103,000,000            103,000,000
Bayerische Hypo-und
   Vereinsbank,
   Grand Cayman,
   1.5%, 1/2/2002              83,000,000             83,000,000
BNP Paribas,
   Grand Cayman,
   1.938%, 1/2/2002           102,000,000            102,000,000
Rabobank Nederland,
   Grand Cayman,
   1.625%, 1/2/2002            83,000,000             83,000,000
                                                  --------------
TOTAL FIXED TIME
  DEPOSITS                                           471,000,000
                                                  --------------

                                                       VALUE
                                                  ------------------
REPURCHASE
  AGREEMENT  0.2%                                 $    9,900,000
                                                  --------------
TOTAL SHORT-TERM
  HOLDINGS
  (Cost $480,900,000)                                480,900,000
                                                  --------------
TOTAL INVESTMENTS  100.3%
  (Cost $6,257,595,456)                            6,343,421,725
OTHER ASSETS
  LESS LIABILITIES  (0.3)%                           (21,009,864)
                                                  --------------
NET ASSETS  100.0%                                $6,322,411,861
                                                  ==============

---------------
  * Non-income producing security.
  # Restricted and non-income producing securities. (See Note 8.)
  0 Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS:
Investments, at value:
  Stocks and convertible bonds* (cost $5,682,672,392)        $5,820,378,413
  Venture capital investments (cost $94,023,064) ....            42,143,312
  Short-term holdings (cost $480,900,000) ...........           480,900,000        $6,343,421,725
                                                             --------------        --------------
Cash                                                                                      543,887
Receivable for Capital Stock sold .........................................             8,572,630
Receivable for securities sold ............................................             4,464,997
Expenses prepaid to shareholder service agent .............................             1,517,770
Receivable for interest and dividends .....................................               496,384
Other .....................................................................               155,503
                                                                                   --------------
TOTAL ASSETS ..............................................................         6,359,172,896
                                                                                   --------------

LIABILITIES:
Payable for Capital Stock repurchased .....................................            20,860,688
Management fee payable ....................................................             4,644,199
Payable for securities purchased ..........................................             3,953,132
Accrued expenses and other ................................................             7,303,016
                                                                                   --------------
TOTAL LIABILITIES .........................................................            36,761,035
                                                                                   --------------
NET ASSETS ................................................................        $6,322,411,861
                                                                                   ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
  260,885,737 shares outstanding):
  Class A .................................................................        $   14,018,960
  Class B .................................................................             6,230,271
  Class C .................................................................             1,229,114
  Class D .................................................................             4,609,816
  Class I .................................................................                   413
Additional paid-in capital ................................................         7,446,073,236
Accumulated net investment loss ...........................................              (106,585)
Accumulated net realized loss .............................................        (1,235,469,633)
Net unrealized appreciation of investments ................................            85,826,269
                                                                                   --------------
NET ASSETS ................................................................        $6,322,411,861
                                                                                   ==============

NET ASSET VALUE PER SHARE:
CLASS A ($3,582,756,910 / 140,189,602 shares) .............................                $25.56
                                                                                           ======
CLASS B ($1,414,601,565 / 62,302,710 shares) ..............................                $22.71
                                                                                           ======
CLASS C ($279,023,863 / 12,291,134 shares) ................................                $22.70
                                                                                           ======
CLASS D ($1,045,923,951 / 46,098,160 shares) ..............................                $22.69
                                                                                           ======
CLASS I ($105,572 / 4,131 shares) .........................................                $25.56
                                                                                           ======

---------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $1,719,935,310 and a value of $1,895,329,920. See Notes to Financial Statements.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Interest ............................................     $   18,692,748
Dividends* (net of foreign taxes withheld of $86,921)          3,341,858
                                                          --------------
TOTAL INVESTMENT INCOME .............................                           $ 22,034,606

EXPENSES:
Management fee ......................................         56,952,856
Distribution and service fees .......................         37,861,489
Shareholder account services ........................         17,225,108
Shareholder reports and communications...............          1,710,567
Custody and related services ........................          1,415,624
Registration ........................................            921,791
Directors' fees and expenses ........................            139,726
Auditing and legal fees .............................            111,800
Miscellaneous .......................................            139,498
                                                          --------------
TOTAL EXPENSES                                                                   116,478,459
                                                                                ------------
NET INVESTMENT LOSS .................................                            (94,443,853)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments**...................       (831,337,180)
Net change in unrealized depreciation of investments       1,107,022,050
                                                          --------------
NET GAIN ON INVESTMENTS .............................                            275,684,870
                                                                                ------------
INCREASE IN NET ASSETS FROM OPERATIONS ..............                           $181,241,017
                                                                                ============

---------------
 * Includes dividends from affiliated issuers of $672,000.
** Includes net realized loss from affiliated issuers of $41,662,425. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------
                                                                                 2001                    2000
                                                                           ----------------        -----------------
OPERATIONS:
Net investment loss ...............................................        $   (94,443,853)        $   (141,996,372)
Net realized gain (loss) on investments ...........................           (831,337,180)             626,848,109
Net change in unrealized appreciation (depreciation) of investments          1,107,022,050           (4,772,559,997)
                                                                           ---------------         ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................            181,241,017           (4,287,708,260)
                                                                           ---------------         ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized long-term gain on investments:
   Class A ........................................................            (77,188,371)            (801,150,741)
   Class B ........................................................            (34,238,487)            (337,571,935)
   Class C ........................................................             (6,386,251)             (47,428,563)
   Class D ........................................................            (25,538,662)            (268,611,237)
                                                                           ---------------         ----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .........................           (143,351,771)          (1,454,762,476)
                                                                           ---------------         ----------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .................................            630,952,868            2,175,128,305
Exchanged from associated Funds ...................................            545,079,443            1,211,359,494
Value of shares issued in payment of gain distributions ...........            133,187,533            1,352,143,309
                                                                           ---------------         ----------------
Total .............................................................          1,309,219,844            4,738,631,108
                                                                           ---------------         ----------------
Cost of shares repurchased ........................................         (1,138,102,228)          (1,731,834,586)
Exchanged into associated Funds ...................................           (612,399,371)          (1,245,227,652)
                                                                           ---------------         ----------------
Total .............................................................         (1,750,501,599)          (2,977,062,238)
                                                                           ---------------         ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS .....................................           (441,281,755)           1,761,568,870
                                                                           ---------------         ----------------
DECREASE IN NET ASSETS ............................................           (403,392,509)          (3,980,901,866)

NET ASSETS:
Beginning of year .................................................          6,725,804,370           10,706,706,236
                                                                           ---------------         ----------------
END OF YEAR (net of accumulated net investment loss of
   $106,585 and $117,903, respectively) ...........................        $ 6,322,411,861         $  6,725,804,370
                                                                           ===============         ================


---------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001, matured pursuant to its terms.

F. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are considered class-specific expenses.

G. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES-- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2001, amounted to $7,491,212,761 and $8,332,568,927, respectively. At December 31, 2001, the cost of investments for federal income tax purposes was $6,322,570,555. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $64,975,100. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $694,700,525 and $673,849,356, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $556,544 from sales of Class A shares. Commissions of $4,504,212 and $782,547 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $9,306,270, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $14,801,277, $2,615,433, and $11,138,509, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $456,679.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $240,442.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $104,816 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $948,601, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $17,225,108 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

   Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue

NOTES TO FINANCIAL STATEMENTS


interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $106,585 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2001, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD AND OTHER TAX ADJUSTMENTS -- At December 31, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $1,168,494,533 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                                                                   CLASS A
                                  -------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------
                                                2001                                    2000
                                  --------------------------------         --------------------------------
                                     SHARES             AMOUNT                SHARES            AMOUNT
                                  -----------      ---------------          ----------      ---------------
Net proceeds from sales
  of shares                        14,674,803      $   382,467,769          23,498,499      $ 1,072,938,432
Exchanged from
  associated Funds                 16,941,186          454,275,272          23,234,462          954,739,058
Shares issued in payment
  of gain distributions             3,277,764           72,078,436          21,225,238          749,458,463
                                  -----------      ---------------          ----------      ---------------
Total                              34,893,753          908,821,477          67,958,199        2,777,135,953
                                  -----------      ---------------          ----------      ---------------
Cost of shares repurchased        (27,824,737)        (711,986,396)        (29,355,660)      (1,215,237,247)
Exchanged into
  associated Funds                (17,776,139)        (475,339,039)        (24,323,033)        (982,598,906)
                                  -----------      ---------------          ----------      ---------------
Total                             (45,600,876)      (1,187,325,435)        (53,678,693)      (2,197,836,153)
                                  -----------      ---------------          ----------      ---------------
Increase (decrease)               (10,707,123)     $  (278,503,958)         14,279,506      $   579,299,800
                                  ===========      ===============         ===========      ===============



                                                                   CLASS B
                                  -------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------
                                                2001                                    2000
                                  --------------------------------         --------------------------------
                                     SHARES             AMOUNT                SHARES            AMOUNT
                                  -----------      ---------------         -----------      ---------------
Net proceeds from sales
  of shares                         5,122,301      $   117,455,342          14,410,310      $   604,677,619
Exchanged from
  associated Funds                  1,715,989           40,530,043           3,538,487          140,768,545
Shares issued in payment
  of gain distributions             1,604,473           31,406,595           9,788,710          309,409,034
                                  -----------      ---------------         -----------      ---------------
Total                               8,442,763          189,391,980          27,737,507        1,054,855,198
                                  -----------      ---------------         -----------      ---------------
Cost of shares repurchased         (9,256,870)        (208,302,148)         (6,461,012)        (244,410,696)
Exchanged into
  associated Funds                 (3,617,551)         (79,979,956)         (3,921,878)        (128,842,673)
                                  -----------      ---------------         -----------      ---------------
Total                             (12,874,421)        (288,282,104)        (10,382,890)        (373,253,369)
                                  -----------      ---------------         -----------      ---------------
Increase (decrease)                (4,431,658)     $   (98,890,124)         17,354,617      $   681,601,829
                                  ===========      ===============         ===========      ===============

                                                                   CLASS C
                                  -------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------
                                                2001                                    2000
                                  --------------------------------         --------------------------------
                                     SHARES             AMOUNT                SHARES            AMOUNT
                                  -----------      ---------------         -----------      ---------------
Net proceeds from sales
  of shares                         3,579,017      $    83,865,025           7,538,855      $   314,546,556
Exchanged from
  associated Funds                    682,933           16,407,443             749,860           26,770,431
Shares issued in payment
  of gain distributions               312,603            6,122,867           1,456,562           45,289,695
                                  -----------      ---------------         -----------      ---------------
Total                               4,574,553          106,395,335           9,745,277          386,606,682
                                  -----------      ---------------         -----------      ---------------
Cost of shares repurchased         (1,877,650)         (42,197,967)           (986,510)         (33,757,736)
Exchanged into
  associated Funds                   (766,452)         (16,951,021)         (1,173,295)         (37,199,380)
                                  -----------      ---------------         -----------      ---------------
Total                              (2,644,102)         (59,148,988)         (2,159,805)         (70,957,116)
                                  -----------      ---------------         -----------      ---------------
Increase (decrease)                 1,930,451      $    47,246,347           7,585,472      $   315,649,566
                                  ===========      ===============         ===========      ===============



                                                                   CLASS D
                                  -------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------
                                                2001                                    2000
                                  --------------------------------         --------------------------------
                                     SHARES             AMOUNT                SHARES            AMOUNT
                                  -----------      ---------------         -----------      ---------------
Net proceeds from sales
  of shares                         2,043,585      $    47,059,258           4,455,511      $   182,965,698
Exchanged from
  associated Funds                  1,417,322           33,866,685           2,234,112           89,081,460
Shares issued in payment
  of gain distributions             1,206,121           23,579,635           7,823,586          247,986,117
                                  -----------      ---------------         -----------      ---------------
Total                               4,667,028          104,505,578          14,513,209          520,033,275
                                  -----------      ---------------         -----------      ---------------
Cost of shares repurchased         (7,739,129)        (175,615,717)         (6,458,872)        (238,428,907)
Exchanged into
  associated Funds                 (1,811,753)         (40,129,355)         (2,898,364)         (96,586,693)
                                  -----------      ---------------         -----------      ---------------
Total                              (9,550,882)        (215,745,072)         (9,357,236)        (335,015,600)
                                  -----------      ---------------         -----------      ---------------
Increase (decrease)                (4,883,854)     $  (111,239,494)          5,155,973      $   185,017,675
                                  ===========      ===============         ===========      ===============
                                     CLASS I
                            -------------------------
                              NOVEMBER 30, 2001* TO
                                DECEMBER 31, 2001
                            -------------------------
                             SHARES          AMOUNT
                            --------        ---------
Net proceeds from sales
  of shares                    4,131        $ 105,474
                            --------        ---------
Increase                       4,131        $ 105,474
                            ========        ==========

---------------
* Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS

8. RESTRICTED SECURITIES -- At December 31, 2001, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2001, were as follows:

VENTURE CAPITAL INVESTMENTS:                                             ACQUISITION DATES        COST                 VALUE
---------------------------                                              -----------------      ----------           ----------
CONVERTIBLE PREFERRED STOCKS:
 Access Data (Series A)                                                       3/29/00          $ 1,000,001           $ 812,122
 Allegis (Series E)                                                           8/31/00              674,565             293,337
 Applied Science Fiction (Series E)++                                         9/12/00            2,000,000             870,000
 ART Advanced Recognition Technologies (Series D)                             12/6/99            1,001,724             208,000
 Arzoon.com (Series C)                                                        4/11/00            1,000,369             127,720
 Assentive Solutions (Series AA) (formerly iEngineer.com)**                   8/12/99            1,000,609              73,261
 Bernard Technologies (Series D)                                              11/8/99            1,001,774             999,999
 Bill Gross' idealab! (Series D)                                             12/22/99            2,000,296             200,000
 Chorum Technologies (Series D)                                              11/10/99            1,001,274             321,759
 Chorum Technologies (Series E)                                                9/8/00            1,000,006              87,008
 Chorum Technologies (Series F)                                               9/21/01               21,159              21,159
 Cielo Communications (Series C)                                             11/17/99            1,001,387             408,571
 Coventor (Series D)                                                           3/8/00              999,997             797,651
 Coventor (Series F)                                                          5/25/01               96,003              57,991
 Creative Planet (Series D)                                                   7/10/00            1,000,000               7,320
 DecisionPoint Applications (Series C)                                        4/20/00            1,000,629              13,846
 Entegrity Solutions (Series D)                                               2/16/00            1,001,147               6,476
 EoExchange (Series D)                                                       10/15/99            1,000,770                  --
 ePolicy.com (Series B)                                                        5/2/00            2,000,002             230,467
 EXP Systems (Series C) (formerly EXP.com)                                     6/6/00            1,999,998             891,608
 FlashPoint Technology (Series E)                                             9/10/99            1,000,719                  --
 Gateway Learning (Series D)                                                  3/22/00            1,999,998           1,801,800
 Geographic Network Affiliates International (Series A )                     12/29/99            2,000,000             321,400
 Geographic Network Affiliates International (Series B)                       12/5/01                   --           1,607,000
 Global Commerce Systems (Series A)                                            4/6/00               16,360              10,672
 Global Commerce Systems (Series D) (Exchanged from Series C)                  4/6/00            2,983,643           1,945,492
 GMP Companies (Series A)                                                     9/15/99            1,002,743           6,800,000
 GMP Companies (Series B)                                                      4/3/00            1,999,998           3,777,774
 Go Solo Technologies (Series A)                                               4/3/00            2,000,765                  --
 Go Solo Technologies (Series B)                                             12/22/00                   --                  --
 Homegain.com (Series C)                                                     12/29/99            2,000,000             332,000
 HomePoint Corporation (Series B)                                             1/10/00            1,000,050                  --
 iBiquity Digital (Series A)                                                  1/19/00            1,001,189             869,473
 Index Stock Imagery (Series F)                                               3/20/00            1,001,632                  --
 Infomediary Technology Solutions (Series C)                                  9/22/99            1,002,134                  --
 Infomediary Technology Solutions (Series D)                                   2/3/00              200,001                  --
 Interactive Video Technologies (Series B)                                   12/23/99            1,000,001              15,500
 Internet Appliance Network (Series B)                                        1/21/00            2,001,573                  --
 Juniper Financial (Series B)                                                 8/30/00            2,001,595             880,968
 Kestrel Solutions (Series D)                                                 1/25/00            1,000,710                  --
 LifeMasters Supported SelfCare (Series E)                                    1/31/00            1,033,556             970,247
 Lineo (Series C)                                                             4/28/00            1,000,002             156,667
 Lineo (Series F)++                                                            8/7/01               20,899               8,256
 MaMaMedia (Series D)                                                          8/6/99            1,001,577               2,133
 Metro-OptiX (Series B)                                                       6/23/00            1,999,998           1,100,617
 Metro-OptiX (Series C)                                                       9/28/01               60,551              60,551
 Moai Technologies (Series D)                                                 1/25/00            1,999,993              13,546
 NeoPlanet (Series B)                                                         2/18/00            2,000,001             429,642
 Network Specialists (Series A)                                               4/14/00            1,999,999             354,796
 NeuVis (Series D) (Converted from Series C)                                  3/20/00            1,916,329             175,784
 NeuVis (Series E)                                                             7/9/01              175,608             175,607
 Nextest Systems Corporation (Series B)                                      11/27/01            2,566,795           2,566,795
 OurHouse (Series D)                                                          2/11/00            2,000,004             320,001
 The Petroleum Place (Series C)                                                3/7/00            1,000,015             602,174
 ProAct Technologies Corp. Series C                                           3/23/00            2,001,249             414,090
 Qpass (Series E)                                                              5/2/00            1,853,934             296,976
 Qpass (Series F)                                                         5/2/00 to 5/11/00        306,066              97,298

NOTES TO FINANCIAL STATEMENTS

VENTURE CAPITAL INVESTMENTS:                                              ACQUISITION DATES       COST               VALUE
---------------------------                                               -----------------     ----------         ----------
CONVERTIBLE PREFERRED STOCKS: (CONTINUED)
 Sensable Technologies (Series C)                                              4/5/00          $ 1,000,001           $ 689,759
 Silicon Wave (Series C)                                                      12/6/99            1,000,624             240,000
 Techies.com (Series C)                                                       1/27/00            1,999,999                  --
 Vcommerce (Series B)                                                         11/2/99            1,002,037             223,524
 Vcommerce (Series C)                                                          8/4/00              200,054              32,198
 w-Technologies (Series A) (formerly w-Trade Technologies)                    7/20/00            1,009,147                  --
                                                                                             -------------       -------------
                                                                                                76,163,259          33,721,035
                                                                                             -------------       -------------
CONVERTIBLE PROMISSORY NOTES:
 Geographic Network Affiliates International 9%, 5/5/02                       12/5/01               80,000             128,560
 Go Solo Technologies 8%, 7/31/05+                                            3/19/01               83,500                  --
 Go Solo Technologies 8%, 7/31/05+++                                          5/24/01               30,000              30,000
 Techies.com 9%, payable on demand++                                           6/7/00              244,296             244,296
                                                                                             -------------       -------------
                                                                                                   437,796             402,856
                                                                                             -------------       -------------
COMMON STOCKS:
 Applied Science Fiction                                                      3/29/99            3,004,891               4,569
 e-centives                                                                   2/18/00              667,331              28,041
 Edwards (J.D.) (acquired YOUcentric)                                          3/6/00              952,743           1,212,686
 Mobility Electronics (converted from Series C)                              10/29/99            1,475,021             512,445
 MyFamily.com (converted from Series D (formerly ThirdAge Media))             6/30/99              999,999                  --
 Rx.com                                                                       5/24/99            4,240,660                  --
 Rx.com                                                                       6/17/99              759,342                  --
 Verisity (converted from Srs. D)                                              3/1/99            2,209,650           5,722,500
 WorldRes.com (converted from Series D)                                       3/18/99            2,499,999             450,413
 WorldRes.com (converted from Series E)                                       11/9/99              612,373              88,767
                                                                                             -------------       -------------
                                                                                                17,422,009           8,019,421
                                                                                             -------------       -------------
OTHER INVESTMENTS:
-----------------
 P-Com, Inc. (Warrants)                                                       1/14/00                   --                  --
                                                                                             -------------       -------------
                                                                                               $94,023,064         $42,143,312
                                                                                             =============       =============

---------------
   + Security in default.
  ++ Warrants attached.
 +++ Secured debt.

NOTES TO FINANCIAL STATEMENTS


9. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2001, is as follows:

                                                  GROSS          GROSS
                                                PURCHASES        SALES                        REALIZED
                                  BEGINNING        AND            AND           ENDING          GAIN        DIVIDEND      ENDING
AFFILIATE                          SHARES       ADDITIONS      REDUCTIONS       SHARES         (LOSS)        INCOME        VALUE
                                ------------    ----------   --------------   ----------   -------------    --------  --------------

Adaptec                            6,000,000          --          6,000,000         --     $(147,868,730)       --             --
Amkor Technology                   9,500,000       500,000             --     10,000,000            --          --    $  159,500,000
ATMI                               2,800,000          --          2,800,000         --       (14,314,326)       --              --
Autodesk                           4,750,000       850,000             --      5,600,000            --      $672,000     208,656,000
Avocent                            2,000,000     1,000,000             --      3,000,000            --          --        72,825,000
Avant                                   --       2,000,000             --      2,000,000            --          --        40,990,000
C-Cube Microsystems                3,600,000          --          3,600,000         --        19,811,292        --              --
Cognex                             3,000,000          --          3,000,000         --       (28,613,057)       --              --
Coorstek                             960,000          --            960,000         --       (10,162,643)       --              --
Corinthian College                      --       1,500,000             --      1,500,000            --          --        61,342,500
Creative Technology                6,200,000          --          6,200,000         --       (59,733,516)       --              --
Credence Systems                   2,800,000       500,000        1,800,000    1,500,000       6,404,579        --        27,862,500
CSG Systems International          3,700,000     2,792,900        1,492,900    5,000,000      37,062,307        --       202,275,000
Dallas Semiconductor               3,725,000          --          3,725,000         --        19,234,876        --              --
Dupont Photomask                   1,461,900          --          1,461,900         --       (16,460,928)       --              --
Electro Scientific Industries      2,450,000          --            276,000    2,174,000       6,812,315        --        65,393,920
Electronics For Imaging            4,000,000     1,300,000             --      5,300,000            --          --       118,667,000
Entegris                           4,033,000       489,500        4,522,500         --        (1,438,977)       --              --
Integrated Device Technology       5,300,000       700,000        6,000,000         --       (47,972,155)       --              --
Lattice Semiconductor              9,400,000          --          5,900,000    3,500,000      32,221,156        --        71,977,500
Novellus Systems                   8,300,000     1,000,000        9,300,000         --       132,799,030        --              --
Orbotech                           2,700,000       300,000             --      3,000,000            --          --        92,745,000
Photronics                         2,500,000          --          2,500,000         --       (24,237,698)       --              --
Symantec                           5,850,000       450,000        1,400,000    4,900,000      54,236,574        --       325,090,500
Synopsys                           4,200,000     1,500,000          200,000    5,500,000      22,068,663        --       324,912,500
THQ                                     --       3,095,100        1,595,100    1,500,000       3,470,427        --        72,637,500
United Microelectronics            2,000,000       300,000          800,000    1,500,000         153,686        --        14,400,000
Veeco Instruments                  1,450,000       424,500          874,500    1,000,000     (25,135,300)       --        36,055,000
                                                                                           -------------    --------  --------------
Total                                                                                      $ (41,662,425)   $672,000  $1,895,329,920
                                                                                           =============    ========  ==============

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.


                                                                            CLASS A
                                                ------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                   2001            2000         1999         1998         1997
                                                -----------      ----------   ----------   ----------   ----------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR                   $25.30        $47.25      $30.73        $23.25       $23.51
                                                -----------      ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.28)        (0.44)      (0.38)        (0.28)       (0.33)
Net realized and unrealized gain (loss)
  on investments                                       1.10        (15.82)      22.45          8.11         6.01
                                                -----------      ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                       0.82        (16.26)      22.07          7.83         5.68
                                                -----------      ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain          (0.56)        (5.69)      (5.55)        (0.35)       (5.94)
                                                -----------      ----------   ----------   ----------   ----------
TOTAL DISTRIBUTIONS                                   (0.56)        (5.69)      (5.55)        (0.35)       (5.94)
                                                -----------      ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                         $25.56        $25.30      $47.25        $30.73       $23.25
                                                ===========      ==========   ==========   ==========   ==========

TOTAL RETURN:                                          3.58%       (37.50)%     74.51%        33.92%       22.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)           $3,582,757    $3,817,360  $6,454,961    $3,890,596   $3,107,481
Ratio of expenses to average net assets                1.44%         1.31%       1.39%         1.44%        1.53%
Ratio of net investment income (loss) to
  average net assets                                  (1.11)%       (1.01)%     (1.09)%       (1.13)%      (1.21)%
Portfolio turnover rate                              122.83%       106.93%     119.23%       126.70%      164.57%

---------------
See footnotes on page 22.

FINANCIAL HIGHLIGHTS


                                                                                         CLASS B
                                               ---------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------------
                                                  2001            2000            1999               1998                1997
                                               -----------    ------------     -----------        -----------        -----------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $     22.72    $      43.41     $     28.75        $     21.94        $     22.62
                                               -----------    ------------     -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................         (0.43)          (0.70)          (0.60)             (0.44)             (0.50)
Net realized and unrealized gain (loss)
  on investments ...........................          0.98           14.30)          20.81               7.60               5.76
                                               -----------    ------------     -----------        -----------        -----------
TOTAL FROM INVESTMENT OPERATIONS ...........          0.55           15.00)          20.21               7.16               5.26
                                               -----------    ------------     -----------        -----------        -----------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain         (0.56)          (5.69)          (5.55)             (0.35)             (5.94)
                                               -----------    ------------     -----------        -----------        -----------


TOTAL DISTRIBUTIONS ........................         (0.56)          (5.69)          (5.55)             (0.35)             (5.94)
                                               -----------    ------------     -----------        -----------        -----------
NET ASSET VALUE, END OF PERIOD .............   $     22.71    $      22.72     $     43.41        $     28.75        $     21.94
                                               ===========    ============     ===========        ===========        ===========

TOTAL RETURN: ..............................          2.79%         (37.93)%         73.16%             32.89%             21.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...   $ 1,414,602    $ 11,515,992     $ 2,143,570        $ 1,033,105        $   505,342
Ratio of expenses to average net assets ....          2.19%           2.06%           2.14%              2.19%              2.28%
Ratio of net investment income (loss) to
  average net assets .......................         (1.86) %        (1.76)%         (1.84)%            (1.88)%           (1.96)%
Portfolio turnover rate ....................        122.83%         106.93%         119.23%            126.70%            164.57%


                                                                      CLASS C
                                               ---------------------------------------------
                                                         YEAR ENDED
                                                        DECEMBER 31,               5/27/99*
                                               ----------------------------          TO
                                                   2001             2000          12/31/99
                                               ------------     -----------      -----------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD            $     22.71     $     43.39      $     29.39
                                                -----------     -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................          (0.43)          (0.70)           (0.32)
Net realized and unrealized gain (loss)
  on investments ...........................           0.98          (14.29)           19.87
                                                -----------     -----------      -----------
TOTAL FROM INVESTMENT OPERATIONS ...........           0.55          (14.99)           19.55
                                                -----------     -----------      -----------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain          (0.56)          (5.69)           (5.55)
                                                -----------     -----------      -----------

TOTAL DISTRIBUTIONS                                   (0.56)          (5.69)           (5.55)
                                                -----------     -----------      -----------
NET ASSET VALUE, END OF PERIOD .............    $     22.70      $    22.71      $     43.39
                                                ===========      ==========      ===========
TOTAL RETURN: ..............................           2.79%          37.92)%          69.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...    $   279,024     $   235,243      $   120,403
Ratio of expenses to average net assets ....           2.19%           2.06%           2.07%+
Ratio of net investment income (loss) to
  average net assets .......................          (1.86)%         (1.76)%          (1.77)%+
Portfolio turnover rate ....................         122.83%         106.93%          119.23%++

                                                                                CLASS D                                   CLASS I
                                                ----------------------------------------------------------------------    --------
                                                                          YEAR ENDED DECEMBER 31,                         11/30/01*
                                                ----------------------------------------------------------------------       TO
                                                    2001         2000           1999           1998           1997        12/31/01
                                                ----------    ----------     ----------     ----------      ----------    --------

PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......    $    22.70    $    43.38     $    28.72     $    21.91      $    22.61     $24.42
                                                ----------    ----------     ----------     ----------      ----------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................         (0.43)        (0.70)         (0.60)         (0.44)          (0.50)     (0.01)
Net realized and unrealized gain (loss)
  on investments ...........................          0.98        (14.29)         20.81           7.60            5.74       1.15
                                                ----------    ----------     ----------     ----------      ----------    -------
TOTAL FROM INVESTMENT OPERATIONS ...........          0.55        (14.99)         20.21           7.16            5.24       1.14
                                                ----------    ----------     ----------     ----------      ----------    -------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain         (0.56)        (5.69)         (5.55)         (0.35)           (5.94)     --
                                                ----------    ----------     ----------     ----------      ----------    -------
TOTAL DISTRIBUTIONS ........................         (0.56)        (5.69)         (5.55)         (0.35)          (5.94)      --
                                                ----------    ----------     ----------     ----------      ----------    -------
NET ASSET VALUE, END OF PERIOD .............    $    22.69    $     22.70    $     43.38    $    28.72      $    21.91     $25.56
                                                ==========    ===========    ===========    ==========      ==========     ======

TOTAL RETURN:                                         2.79%       (37.93)%        73.24%         32.94%          21.86%      4.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...    $1,045,924    $1,157,210     $1,987,773     $1,228,237      $  945,368    $   106
Ratio of expenses to average net assets ....          2.19%         2.06%          2.14%          2.19%           2.28%      0.93%+0
Ratio of net investment income (loss) to
  average net assets .......................         (1.86)%       (1.76)%        (1.84)%        (1.88)%         (1.96)%   (0.67)%+0
Portfolio turnover rate ....................        122.83%       106.93%        119.23%        126.70%         164.57%    122.83%**


---------------
+  Annualized.
++ For the year ended December 31, 1999. * Commencement of offering of shares. ** For the year ended December 31, 2001.
0 The Manager, at its discretion, reimbursed certain expenses of Class I shares.
  Without such reimbursement, the annualized ratios of expenses and net investment income (loss) to average net assets would have been 1.50% and (1.25)%, respectively.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:


We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc., including the portfolio of investments as of December 31, 2001, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND IS SET FORTH BELOW.


INDEPENDENT DIRECTORS


                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
JOHN R.        1995      Dean Emeritus, Fletcher School of Law and                61           None
GALVIN          to       Diplomacy at Tufts University; Director or
(72)2,4        Date      Trustee, the Seligman Group of investment
Director                 companies+; Chairman Emeritus, American Council on
                         Germany; Governor of the Center for Creative
                         Leadership; Director, Raytheon Co., defense and
                         commercial electronics; National Defense
                         University; and the Institute for Defense
                         Analyses. Formerly, Director, USLIFE Corporation,
                         life insurance; Ambassador, U.S. State Department
                         for negotiations in Bosnia; Distinguished Policy
                         Analyst at Ohio State University and Olin
                         Distinguished Professor of National Security
                         Studies at the United States Military Academy.
                         From June 1987 to June 1992, he was the Supreme
                         Allied Commander, Europe and the
                         Commander-in-Chief, United States European
                         Command.
----------------------------------------------------------------------------------------------------------
ALICE S.       1991      President Emeritus, Sarah Lawrence College;              61           None
ILCHMAN         to       Director or Trustee, the Seligman Group of
(66)3,4        Date      investment companies+; Trustee, the Committee for
Director                 Economic Development; Chairman, The Rockefeller
                         Foundation, charitable foundation; and Director,
                         Public Broadcasting Service (PBS). Formerly,
                         Trustee, The Markle Foundation, philanthropic
                         organization; and Director, New York Telephone
                         Company; and International Research and Exchange
                         Board, intellectual exchanges.
----------------------------------------------------------------------------------------------------------
FRANK A.       1995      Retired Chairman of the Board and Chief Executive        61           None
MCPHERSON       to       Officer of Kerr-McGee Corporation, diversified
(68)3,4        Date      energy company; Director or Trustee, the Seligman
Director                 Group of investment companies+; Director,
                         Kimberly-Clark Corporation, consumer products;
                         Conoco Inc., oil exploration and production; Bank
                         of Oklahoma Holding Company; Baptist Medical
                         Center; Oklahoma Chapter of the Nature
                         Conservancy; Oklahoma Medical Research Foundation;
                         National Boys and Girls Clubs of America; and
                         Oklahoma Foundation for Excellence in Education.
                         Formerly, Chairman, Oklahoma City Public Schools
                         Foundation; and Director, Federal Reserve System's
                         Kansas City Reserve Bank, the Oklahoma City
                         Chamber of Commerce, and Member of the Business
                         Roundtable.
----------------------------------------------------------------------------------------------------------
JOHN E.        1982      Retired Chairman and Senior Partner, Sullivan &          61           None
MEROW           to       Cromwell, law firm; Director or Trustee, the
(72)2,4        Date      Seligman Group of investment companies+; Director,
Director                 Commonwealth Industries, Inc., manufacturers of
                         aluminum sheet products; the Foreign Policy
                         Association; Municipal Art Society of New York;
                         the U.S. Council for International Business; and
                         Vice Chairman, New York-Presbyterian Healthcare
                         System, Inc.; Life Trustee, New York-Presbyterian
                         Hospital; and Member of the American Law Institute
                         and Council on Foreign Relations.
----------------------------------------------------------------------------------------------------------
BETSY S.       1984      Attorney; Director or Trustee, the Seligman Group        61           None
MICHEL          to       of investment companies+; Trustee, The Geraldine
(59)2,4        Date      R. Dodge Foundation, charitable foundation; and
Director                 World Learning, Inc. Formerly, Chairman of the
                         Board of Trustees of St. George's School (Newport,
                         RI); and Director, the National Association of
                         Independent Schools (Washington, DC).
----------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 27.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND IS SET FORTH BELOW.


INDEPENDENT DIRECTORS (continued)


                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
JAMES C.       1982      Retired Partner, Pitney, Hardin, Kipp & Szuch, law       61           None
PITNEY          to       firm; Director or Trustee, the Seligman Group of
(75)3,4        Date      investment companies+. Formerly, Director, Public
Director                 Service Enterprise Group, public utility.
----------------------------------------------------------------------------------------------------------
LEROY C.       2000      Chairman and Chief Executive Officer, Q Standards        60           None
RICHIE          to       Worldwide, Inc., library of technical standards;
(60)2,4        Date      Director or Trustee, the Seligman Group of
Director                 investment companies (except Seligman Cash
                         Management Fund, Inc.)+; Director, Kerr-McGee
                         Corporation, diversified energy company; and
                         Infinity, Inc., oil and gas services and
                         exploration; Chairman, Highland Park Michigan
                         Economic Development Corp.; Trustee, New York
                         University Law Center Foundation and Vice
                         Chairman, Detroit Medical Center. Formerly,
                         Chairman and Chief Executive Officer, Capital
                         Coating Technologies, Inc., applied coating
                         technologies; Vice President and General Counsel,
                         Automotive Legal Affairs, Chrysler Corporation.
----------------------------------------------------------------------------------------------------------
JAMES Q.       1991      Director or Trustee, the Seligman Group of               61           None
RIORDAN         to       investment companies+; Director or Trustee, The
(74)3,4        Date      Houston Exploration Company, oil exploration; The
Director                 Brooklyn Museum, KeySpan Corporation, a
                         diversified energy and electric company; and the
                         Committee for Economic Development. Formerly,
                         Co-Chairman of the Policy Council of the Tax
                         Foundation; Director, Tesoro Petroleum Companies,
                         Inc. and Dow Jones & Company, Inc., a business and
                         financial news company; Director and President,
                         Bekaert Corporation, high-grade steel cord, wire
                         and fencing products company; Vice Chairman, Exxon
                         Mobil Corporation, petroleum and petrochemicals
                         company; and Director, Public Broadcasting Service
                         (PBS).
----------------------------------------------------------------------------------------------------------
ROBERT L.      1982      Retired Vice President, Pfizer Inc.,                     61           None
SHAFER          to       pharmaceuticals; Director or Trustee, the Seligman
(69)3,4        Date      Group of investment companies+. Formerly,
Director                 Director, USLIFE Corporation, life insurance.
----------------------------------------------------------------------------------------------------------
JAMES N.       1993      Retired Executive Vice President and Chief               61           None
WHITSON         to       Operating Officer, Sammons Enterprises, Inc., a
(66)2,4        Date      diversified holding company; Director or Trustee,
Director                 the Seligman Group of investment companies+;
                         Director, C-SPAN, cable television, and CommScope,
                         Inc., manufacturer of coaxial cables.
----------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 27.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND IS SET FORTH BELOW.


INTERESTED DIRECTORS AND PRINCIPAL OFFICERS


                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
WILLIAM C.     1988      Chairman, J. & W. Seligman & Co. Incorporated,           61           None
MORRIS          to       Chairman and Chief Executive Officer of the
(63)*1         Date      Seligman Group of investment companies+; Chairman,
Director,                Seligman Advisors, Inc., Seligman Services, Inc.,
Chairman of              and Carbo Ceramics Inc., ceramic proppants for oil
the Board                and gas industry; and Director, Seligman Data
and Chief                Corp., Kerr-McGee Corporation, diversified energy
Executive                company. Formerly, Director, Daniel Industries
Officer                  Inc., manufacturer of oil and gas metering
                         equipment.
----------------------------------------------------------------------------------------------------------
BRIAN T.       Dir:      Director and President, J. & W. Seligman & Co.           61           None
ZINO (49)*1    1993      Incorporated; President of twenty-one investment
Director and    to       companies in the Seligman Group of investment
President      Date      companies and Director or Trustee of the Seligman
               Pres:     Group of investment companies+, Seligman Advisors,
               1995      Inc., and Seligman Services, Inc.; Chairman,
                to       Seligman Data Corp.; Member of the Board of
               Date      Governors of the Investment Company Institute; and
                         Vice Chairman, ICI Mutual Insurance Company.
----------------------------------------------------------------------------------------------------------
PAUL H.        1990      Director and Managing Director, J. & W. Seligman &       N/A          N/A
WICK (39)       to       Co. Incorporated, since January 1995 and November
Vice           Date      1997, respectively. Vice President of Seligman
President                Portfolios, Inc. and Portfolio Manager of its
and                      Communications and Information Portfolio. Joined
Portfolio                J. & W. Seligman & Co. Incorporated in 1987 as an
Manager                  Associate, Investment Research.
----------------------------------------------------------------------------------------------------------
THOMAS G.      2000      Senior Vice President, Finance, J. & W. Seligman &       N/A          N/A
ROSE (44)       to       Co. Incorporated, Seligman Advisors, Inc., and
Vice           Date      Seligman Data Corp.; Vice President, the Seligman
President                Group of investment companies+, Seligman Services,
                         Inc. and Seligman International, Inc. Formerly,
                         Treasurer, the Seligman Group of investment
                         companies and Seligman Data Corp.
----------------------------------------------------------------------------------------------------------
LAWRENCE P.    VP:       Senior Vice President and Treasurer, Investment          N/A          N/A
VOGEL (45)     1992      Companies, J. & W. Seligman & Co. Incorporated;
Vice            to       Vice President and Treasurer, the Seligman Group
President      Date      of investment companies+; Treasurer, Seligman Data
and            Treas:    Corp. Formerly, Senior Vice President, Finance, J.
Treasurer      2000      & W. Seligman & Co. Incorporated, Seligman
                to       Advisors, Inc. and Seligman Data Corp.; Vice
               Date      President, Seligman Services, Inc. and Treasurer,
                         Seligman International, Inc. and Seligman
                         Henderson Co.
----------------------------------------------------------------------------------------------------------

---------------
See footnotes on page 27.

DIRECTORS AND OFFICERS OF THE FUND
INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND IS SET FORTH BELOW.


INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)


                                                                                             OTHER
                                                                                             DIRECTORSHIPS
               TERM OF                                                        NUMBER OF      HELD BY
               OFFICE                                                         PORTFOLIOS     DIRECTOR NOT
NAME, (AGE),   AND                                                            IN FUND        DISCLOSED
POSITION(S)    LENGTH    PRINCIPAL OCCUPATION(S)                              COMPLEX        UNDER
HELD WITH      OF TIME   DURING PAST FIVE YEARS                               OVERSEEN       PRINCIPAL
FUND 0         SERVED#   AND OTHER INFORMATION                                BY DIRECTOR    OCCUPATIONS
----------------------------------------------------------------------------------------------------------
FRANK J.       1994      General Counsel, Senior Vice President, Law and          N/A          N/A
NASTA (37)      to       Regulation and Corporate Secretary, J. & W.
Secretary      Date      Seligman & Co. Incorporated; Secretary, the
                         Seligman Group of investment companies+, Seligman
                         Advisors, Inc., Seligman Services, Inc., Seligman
                         International, Inc. and Seligman Data Corp.
                         Formerly, Corporate Secretary, Seligman Henderson
                         Co.
----------------------------------------------------------------------------------------------------------


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE SHAREHOLDER INQUIRIES.


---------------
0 The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
# Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.



---------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES, dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                               [GRAPHIC OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com











THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.




EQCI2 12/01                                            Printed on Recycled Paper